Exhibit 10.05

PATENT Security Agreement

This Patent Security Agreement, dated as of August 8, 2022, is made by each of the entities listed on the signature pages hereof (each a “Grantor” and, collectively, the “Grantors”), in favor of ATW OPPORTUNITIES MASTER FUND II, LP (together with its successors and permitted assigns, the “Lender”).

W I T N E S S E T H:

Whereas, pursuant to the Senior Secured Revolving Credit Facility Agreement, dated as of August 8, 2022 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), between SRAX, Inc. (the “Company”), the Lender has agreed to extend financing to the Company upon the terms and subject to the conditions set forth therein; and

Whereas, each Grantor (other than the Company) has guaranteed the Obligations (as defined in the Credit Agreement) of the Company and other Credit Parties (as defined in the Credit Agreement) and all of the Grantors are party to Security Agreements of even date herewith with the Lender (the “Security Agreement”) pursuant to which the Grantors are required to execute and deliver this Patent Security Agreement.

Now, Therefore, in consideration of the premises and to induce the Lender to enter into the Lender, each Grantor hereby agrees with the Lender as follows:

Section 1. Defined Terms. Capitalized terms used herein without definition have the meanings ascribed to such terms in the Security Agreements.

Section 2. Grant of Security Interest in Patent Collateral. Each Grantor, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of such Grantor, hereby mortgages, pledges and hypothecates to the Lender, and grants to the Lender a Lien on and security interest in, all of its right, title and interest in, to and under the following Collateral of such Grantor (the “Patent Collateral”):

(a) all of its Patents and all IP Licenses providing for the grant by or to such Grantor of any right under any Patent, including, without limitation, those referred to on Schedule 1 hereto;

(b) all reissues, reexaminations, continuations, continuations-in-part, divisionals, renewals and extensions of the foregoing; and

(c) all income, royalties, proceeds and Liabilities at any time due or payable or asserted under and with respect to any of the foregoing, including, without limitation, all rights to sue and recover at law or in equity for any past, present and future infringement, misappropriation, dilution, violation or other impairment thereof.

Section 3. Security Agreement. The security interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interest granted to the Lender pursuant to the Security Agreement and each Grantor hereby acknowledges and agrees that the rights and remedies of the Lender with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

Section 4. Grantor Remains Liable. Each Grantor hereby agrees that, anything herein to the contrary notwithstanding, such Grantor shall assume full and complete responsibility for the prosecution, defense, enforcement or any other necessary or desirable actions in connection with their Patents and IP Licenses subject to a security interest hereunder.

Section 5. Coun0terparts. This Patent Security Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart.

Section 6. Governing Law. This Patent Security Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of Nevada.

[Signature Pages Follow]

In witness whereof, each Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,

SRAX, INC.,
as Grantor

By:
Name:
Title:

LD MICRO, INC.,
as Grantor

By:
Name:
Title:

[SIGNATURE PAGE TO PATENT SECURITY AGREEMENT]

Schedule 1 to

Patent Security Agreement

Patent Registrations

A.	REGISTERED PATENTS

B.	PATENT APPLICATIONS

C.	IP LICENSES

[Include complete legal description of agreement (name of agreement, parties and date)]

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